UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
(Amendment No. __)

Filed by the Registrant ☒	Filed by a Party Other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

ABM Industries Incorporated
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ABM Industries Incorporated
One Liberty Plaza, 7th Floor
New York, New York 10006

IMPORTANT NOTICE FROM ABM INDUSTRIES INCORPORATED

ADDITIONAL INFORMATION REGARDING THE ANNUAL MEETING OF
STOCKHOLDERS TO BE HELD ON WEDNESDAY, MARCH 25, 2020

The following Notice of Change of Location (the “Notice”) supplements and relates to the original Notice and Proxy Statement (the “Proxy Statement”) of ABM Industries Incorporated (the “Company”), dated February 13, 2020, furnished to stockholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on Wednesday, March 25, 2020. This Notice is being filed with the Securities and Exchange Commission and is being made available to stockholders on or about March 12, 2020.

THIS NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY
STATEMENT AND ORIGINAL NOTICE.

NOTICE OF CHANGE OF LOCATION
OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MARCH 25, 2020

To the Stockholders of ABM Industries Incorporated:

Due to the emerging public health impact of the coronavirus outbreak (COVID-19) and out of an abundance of caution to support the health and well-being of our employees and stockholders, NOTICE IS HEREBY GIVEN that the location of the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of ABM Industries Incorporated (the “Company”) has been changed. As previously announced, the Annual Meeting will be held on Wednesday, March 25, 2020 at 10:00 a.m. Eastern Time. In light of public health concerns, the Annual Meeting will be held in a virtual meeting format only, via live webcast. You will not be able to attend the Annual Meeting physically in person.

As described in the proxy materials for the Annual Meeting previously distributed, you are entitled to participate in the Annual Meeting if you were a stockholder as of the close of business on January 29, 2020, the record date, or hold a legal proxy for the Annual Meeting provided by your bank, broker, or other holder of record. To participate in the Annual Meeting at www.virtualshareholdermeeting.com/ABM2020, you must enter the control number found on your proxy card, voting instruction form or notice you previously received. You may vote during the Annual Meeting by following the instructions available on the Annual Meeting website during the Annual Meeting. Whether or not you plan to attend the Annual Meeting, we urge you to vote and submit your proxy in advance of the Annual Meeting by one of the methods described in the proxy materials for the Annual Meeting. The proxy card included with the proxy materials previously distributed will not be updated to reflect the change in location and may continue to be used to vote your shares in connection with the Annual Meeting.

By Order of the Board of Directors,

Andrea R. Newborn
Executive Vice President, General Counsel and Secretary

March 12, 2020

The Annual Meeting on March 25, 2020 at 10:00 a.m. Eastern Time will be accessible at www.virtualshareholdermeeting.com/ABM2020. The Company’s proxy statement and Annual Report on Form 10-K for the fiscal year ended October 31, 2019 are available on our Investor Relations website at www.abm.com/investors. Additionally, you may access our proxy materials at www.proxyvote.com, a site that does not have “cookies” that identify visitors to the site.